UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2024

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Seventh Amended and Restated 2013 Equity Incentive Plan

On November 22, 2024, Beyond Air, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s Seventh Amended and Restated 2013 Equity Incentive Plan (the “Amended 2013 Plan”) to increase the number of shares of common stock reserved for issuance by an additional 3,000,000 shares, and to give the Board authority, without stockholder approval, to (i) modify the exercise or grant price of an option or stock appreciation right after it is granted, (ii) cancel an option or stock appreciation right at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award, or (iii) take any other action that is treated as a repricing under generally accepted accounting principles. A summary of the Amended 2013 Plan is set forth on pages 21 to 23 in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2024 (the “Proxy Statement”), and such description is incorporated by reference herein. That summary and the above description of the Amended 2013 Plan do not purport to be complete and are qualified in their entirety by reference to the Amended 2013 Plan, which is attached hereto and incorporated herein by reference in its entirety as Exhibit 10.1.

Repricing of Options

On November 22, 2024, the Board approved a one-time stock option repricing of 10,586,473 options (“Option Repricing”), effective November 22, 2024 (“Effective Date”).  The repricing was undertaken in accordance with, and as permitted by, the Company’s Amended 2013 Plan. Pursuant to the Option Repricing, all options granted pursuant to the Amended 2013 Plan that are held by Company Board members, officers, and employees expected to continue providing services to the Company were repriced, to the extent such options had an exercise price in excess of $0.54, the closing price per share of the Common Stock as reported on The Nasdaq Stock Market on November 22, 2024. As of the Effective Date, all such options were repriced such that the exercise price per share was reduced to $0.54.

The following options held by the Company’s named executive officers and non-employee directors were included in the Option Repricing:

Name and Position	Number of Option Shares	Exercise Price Range of Original Options
Steven Lisi, Chief Executive Officer and Chairman of the Board	2,950,000	$1.53 to $6.87
Robert Carey, Director	236,000	$1.53 to $6.87
Erick Lucera, Director	210,000	$1.53 to $6.87
Ron Bentsur, Director	189,000	$1.53 to $6.87
Yoori Lee, Director	205,000	$1.53 to $6.87
Bill Forbes, Director	198,000	$1.53 to $6.87
Michael Gaul, Chief Operating Officer	665,000	$1.53 to $6.87
Douglas Larson, Chief Financial Officer	515,000	$1.53 to $10.68

The Board approved the Option Repricing after careful consideration of various alternatives, and based in part on the recommendation of the Compensation Committee of the Board.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

As described in Item 5.07 below, the stockholders of the Company voted to, among other things, approve the Company’s Second Amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 500,000,000 (the “Certificate of Amendment”). The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on November 25, 2024.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 22, 2024, the Company held the Annual Meeting. As of October 11, 2024, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 72,187,636 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. A total of 40,174,885 shares of common stock representing in aggregate 55.65% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1. At the Annual Meeting, the terms of the members of the Board expired. Six (6) nominees for director were elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until such director’s prior death, resignation or removal. The result of the votes to elect the six (6) directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Steven A. Lisi	27,158,206	1,378,065	11,638,614
Ron Bentsur	25,681,143	2,855,128	11,638,614
Robert F. Carey	27,310,280	1,225,991	11,638,614
Dr. William Forbes	27,271,720	1,264,551	11,638,614
Yoori Lee	25,655,213	2,881,058	11,638,614
Erick J. Lucera	22,363,343	6,172,928	11,638,614

Proposal 2. At the Annual Meeting, the stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. The result of the votes to ratify the appointment of Marcum LLP was as follows:

For	Against	Abstain
37,320,874	2,782,138	71,873

Proposal 3. At the Annual Meeting, the Company’s stockholders approved the Amended 2013 Plan to increase the number of shares reserved for issuance by 3,000,000, and granted the Board authority, without stockholder approval, to (i) modify the exercise or grant price of an option or stock appreciation right after it is granted, (ii) cancel an option or stock appreciation right at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award, or (iii) take any other action that is treated as a repricing under generally accepted accounting principles. The result of the votes to approve the Amended 2013 Plan was as follows:

For	Against	Abstain	Broker Non-Votes
21,023,168	7,455,428	57,675	11,638,614

Proposal 4. At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement. The result of the votes to approve the compensation was as follows:

For	Against	Abstain	Broker Non-Votes
26,030,157	2,280,014	226,100	11,638,614

Proposal 5. At the Annual Meeting, the Company’s stockholders approved the second amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. The result of the votes to approve the second amendment was as follows:

For	Against	Abstain	Broker Non-Votes
34,960,328	4,998,118	216,439	11,638,614

Proposal 6. At the Annual Meeting, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated September 26, 2024, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such warrants (including in accordance with the operation of anti-dilution provisions contained in such warrants). The result of the votes to approve the issuance was as follows:

For	Against	Abstain	Broker Non-Votes
15,601,164	1,602,956	11,332,151	11,638,614

Proposal 7. The Company’s stockholders approved the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”). However, since there were sufficient votes at the time of the Special Meeting to approve the Proposals 3, 5 and 6, such adjournment will not be necessary. The result of the votes to approve the adjournment was as follows:

For	Against	Abstain	Broker Non-Votes
35,030,336	4,651,611	492,938	11,638,614

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Beyond Air, Inc.
10.1	Beyond Air, Inc. Seventh Amended and Restated 2013 Equity Incentive Plan (incorporated by reference from Appendix A to the Proxy Statement for Beyond Air, Inc.’s 2025 Annual Meeting of Stockholders, filed with the SEC on October 31, 2024).
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: November 26, 2024	By:	/s/ Steven A. Lisi
	Name:	Steven A. Lisi
	Title:	Chief Executive Officer